                                  Exhibit 99.2

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                          Quarter Ended
                                                             March 31                   Variance
                                                     -----------------------   ------------------------
                                                        2003         2002           $            %
                                                     ----------   ----------   -----------  -----------
INCOME SUMMARY:                                             (in thousands, except per-share data)
---------------
     Interest income                                 $  110,184   $  117,799   $   (7,615)        -6.5%
     Interest expense                                    34,546       41,469       (6,923)       -16.7%
                                                     ----------   ----------   ----------
         Net Interest Income                             75,638       76,330         (692)        -0.9%
     Provision for loan losses                            2,835        2,780           55          2.0%
     Investment securities gains                          2,229        1,398          831         59.4%
     Other income                                        29,436       25,285        4,151         16.4%
     Other expenses                                      55,882       54,928          954          1.7%
                                                     ----------   ----------   ----------
         Income Before Income Taxes                      48,586       45,305        3,281          7.2%
     Income taxes                                        14,543       13,075        1,468         11.2%
                                                     ----------   ----------   ----------
         Net Income                                  $   34,043   $   32,230   $    1,813          5.6%
                                                     ==========   ==========   ==========

Fully taxable equivalent (FTE) net interest income   $   78,062   $   78,554   $     (492)        -0.6%

PER-SHARE DATA:
---------------
     Net Income:
         Basic                                       $     0.34   $     0.31   $     0.03          9.7%
         Diluted                                           0.34         0.31         0.03          9.7%

     Cash Dividends                                       0.150        0.136        0.014         10.3%

ENDING BALANCES:
----------------
     Total assets                                    $8,430,330   $7,825,149   $  605,181          7.7%
     Loans, net of unearned income                    5,289,036    5,365,864      (76,828)        -1.4%
     Deposits                                         6,344,568    5,943,775      400,793          6.7%
     Short-term borrowings                              507,907      462,327       45,580          9.9%
     Long-term debt                                     535,210      451,382       83,828         18.6%
     Shareholders' equity                               864,119      825,699       38,420          4.7%

AVERAGE BALANCES:
-----------------
     Total assets                                    $8,281,576   $7,647,622   $  633,954          8.3%
     Loans, net of unearned income                    5,346,978    5,389,770      (42,792)        -0.8%
     Deposits                                         6,168,891    5,881,229      287,662          4.9%
     Short-term borrowings                              611,447      385,296      226,151         58.7%
     Long-term debt                                     540,906      463,706       77,200         16.6%
     Shareholders' equity                               864,642      813,860       50,782          6.2%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                  Quarter Ended
                                                      -------------------------------------
                                                           March 31         December 31              Variance
                                                                                               --------------------
                                                            2003                2002                $          %
                                                      -----------------   ----------------     ----------   -------
INCOME SUMMARY:                                                 (in thousands, except per-share data)
--------------
     Interest income                                    $   110,184        $   115,446          $  (5,262)    -4.6%
     Interest expense                                        34,546             38,103             (3,557)    -9.3%
                                                        -----------        -----------          ---------
         Net Interest Income                                 75,638             77,343             (1,705)    -2.2%
     Provision for loan losses                                2,835              2,070                765     37.0%
     Investment securities gains                              2,229              2,945               (716)   -24.3%
     Other income                                            29,436             28,036              1,400      5.0%
     Other expenses                                          55,882             57,531             (1,649)    -2.9%
                                                        -----------        -----------          ---------
         Income Before Income Taxes                          48,586             48,723               (137)    -0.3%
     Income taxes                                            14,543             14,816               (273)    -1.8%
                                                        -----------        -----------          ---------
         Net Income                                     $    34,043        $    33,907          $     136      0.4%
                                                        ===========        ===========          =========
Fully taxable equivalent (FTE) net interest income      $    78,062        $    79,697          $  (1,635)    -2.1%

PER-SHARE DATA:
--------------
     Net Income:
         Basic                                          $      0.34        $      0.33          $    0.01      3.0%
         Diluted                                               0.34               0.33               0.01      3.0%

     Cash Dividends                                           0.150              0.150                  -      0.0%

ENDING BALANCES:
---------------
     Total assets                                       $ 8,430,330        $ 8,387,778          $  42,552      0.5%
     Loans, net of unearned income                        5,289,036          5,317,068            (28,032)    -0.5%
     Deposits                                             6,344,568          6,245,528             99,040      1.6%
     Short-term borrowings                                  507,907            632,194           (124,287)   -19.7%
     Long-term debt                                         535,210            535,555               (345)    -0.1%
     Shareholders' equity                                   864,119            863,742                377      0.0%

AVERAGE BALANCES:
----------------
     Total assets                                       $ 8,281,576        $ 8,172,373          $ 109,203      1.3%
     Loans, net of unearned income                        5,346,978          5,333,135             13,843      0.3%
     Deposits                                             6,168,891          6,234,854            (65,963)    -1.1%
     Short-term borrowings                                  611,447            461,467            149,980     32.5%
     Long-term debt                                         540,906            526,902             14,004      2.7%
     Shareholders' equity                                   864,642            849,434             15,208      1.8%

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

                                                                  March 31
                                                          --------------------------
                                                              2003           2002
                                                          -----------    -----------
                                                                (in thousands)
ASSETS
------
     Cash and due from banks                              $   348,229    $   256,490
     Interest-bearing deposits                                 10,903          4,456
     Mortgage loans held for sale                              79,956         31,980
     Investment securities                                  2,441,341      1,892,041

     Loans, net of unearned income                          5,289,036      5,365,864
     Less: Allowance for loan losses                          (71,786)       (72,083)
                                                          -----------    -----------
         Net Loans                                          5,217,250      5,293,781

     Premises and equipment                                   121,873        124,650
     Accrued interest receivable                               40,704         41,155
     Intangible assets                                         71,938         73,775
     Other assets                                              98,136        106,821
                                                          -----------    -----------
         Total Assets                                     $ 8,430,330    $ 7,825,149
                                                          ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
     Deposits:
         Noninterest bearing                              $ 1,238,087    $ 1,062,594
         Interest-bearing                                   5,106,481      4,881,181
                                                          -----------    -----------
         Total Deposits                                     6,344,568      5,943,775

     Short-term borrowings:
         Securities sold under agreements to repurchase       325,420        298,834
         Federal funds purchased                              180,000        158,000
         Demand notes of U.S. Treasury                          2,487          5,493
                                                          -----------    -----------
         Total Short-Term Borrowings                          507,907        462,327

     Accrued interest payable                                  27,046         32,226
     Other liabilities                                        145,980        102,240
     Long-term debt                                           535,210        451,382
     Corporation-obligated mandatorily redeemable
         capital securities of subsidiary trust                 5,500          7,500
                                                          -----------    -----------
         Total Liabilities                                  7,566,211      6,999,450
                                                          -----------    -----------

     Shareholders' equity:
         Common stock                                         260,300        207,962
         Capital surplus                                      479,215        534,224
         Retained earnings                                    157,415         83,834
         Accumulated other comprehensive income                27,479         13,618
         Less: Treasury stock, at cost                        (60,290)       (13,939)
                                                          -----------    -----------
         Total Shareholders' Equity                           864,119        825,699
                                                          -----------    -----------
         Total Liabilities and Shareholders' Equity       $ 8,430,330    $ 7,825,149
                                                          ===========    ===========

LOANS AND DEPOSITS DETAIL:
--------------------------
Loans, by type:
     Commercial, financial and agricultural               $ 1,710,323    $ 1,548,493
     Real estate - construction                               241,861        248,108
     Real estate - mortgage                                 2,741,173      2,883,414
     Consumer                                                 521,281        605,899
     Leasing and other                                         74,398         79,950
                                                          -----------    -----------
     Total Loans, net of unearned income                  $ 5,289,036    $ 5,365,864
                                                          ===========    ===========

Deposits, by type:
     Noninterest-bearing demand                           $ 1,238,087    $ 1,062,594
     Interest-bearing demand                                1,063,726        829,898
     Savings deposits                                       1,561,818      1,489,258
     Time deposits                                          2,480,937      2,562,025
                                                          -----------    -----------
     Total Deposits                                       $ 6,344,568    $ 5,943,775
                                                          ===========    ===========

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                                                                           Quarter Ended
                                                                             March 31
                                                               ------------------------------------
                                                                      2003               2002
                                                               -----------------   ----------------
                                                                          (in thousands)
Interest Income:
     Loans, including fees                                     $          85,112   $         94,659
     Investment securities:
         Taxable                                                          20,734             19,629
         Tax-exempt                                                        2,520              2,381
         Dividends                                                         1,148              1,054
     Other interest income                                                   670                 76
                                                               -----------------   ----------------
         Total Interest Income                                           110,184            117,799

Interest Expense:
     Deposits                                                             25,707             33,574
     Short-term borrowings                                                 1,753              1,513
     Long-term debt                                                        7,086              6,382
                                                               -----------------   ----------------
         Total Interest Expense                                           34,546             41,469
                                                               -----------------   ----------------
         Net Interest Income                                              75,638             76,330
     Provision for Loan Losses                                             2,835              2,780
                                                               -----------------   ----------------
         Net Interest Income after Provision                              72,803             73,550

Other Income:
     Investment management & trust services                                8,343              7,160
     Service charges on deposit accounts                                   9,216              8,784
     Other service charges and fees                                        4,586              4,105
     Mortgage banking income                                               5,951              3,282
     Investment securities gains                                           2,229              1,398
     Other                                                                 1,340              1,954
                                                               -----------------   ----------------
         Total Other Income                                               31,665             26,683

Other Expenses:
     Salaries and employee benefits                                       33,320             31,047
     Net occupancy expense                                                 5,080              4,292
     Equipment expense                                                     2,680              2,799
     Data processing                                                       2,864              3,213
     Intangible amortization                                                 359                359
     Other                                                                11,579             13,218
                                                               -----------------   ----------------
         Total Other Expenses                                             55,882             54,928
                                                               -----------------   ----------------
         Income Before Income Taxes                                       48,586             45,305
     Income Taxes                                                         14,543             13,075
                                                               -----------------   ----------------
         Net Income                                            $          34,043   $         32,230
                                                               =================   ================

FULTON FINANCIAL CORPORATION
PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

                                                        Quarter Ended
                                                          March 31
                                            ------------------------------------
                                                   2003               2002
                                            ------------------  ----------------
PER-SHARE INFORMATION:
----------------------
     Net income:
         Basic                              $        0.34       $     0.31
         Diluted                                     0.34             0.31

     Cash Dividends                         $       0.150       $    0.136
     Book Value                                      8.59             8.01
     Tangible Book Value                             7.88             7.29

     Weighted average shares (basic)              100,878          103,180
     Weighted average shares (diluted)            101,558          103,885
     Shares outstanding, end of period            100,569          103,142

FINANCIAL RATIOS:
-----------------
     Return on Average Assets                        1.67%            1.71%
     Return on Average Equity                       15.97%           16.06%
     Net Interest Margin                             4.06%            4.44%
     Efficiency Ratio                                51.7%            52.6%
     Average Equity to Average Assets                10.4%            10.6%

FULTON FINANCIAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

                                                                           Quarter Ended
                                                                             March 31
                                                               -------------------------------------
                                                                     2003                2002
                                                               ------------------  -----------------
ASSETS                                                                    (In thousands)
------
     Interest-earning assets:
         Loans and leases                                           $  5,346,978       $  5,389,770
         Taxable investment securities                                 1,959,036          1,398,133
         Tax-exempt investment securities                                241,180            219,671
         Equity securities                                               133,300            103,018
         Short-term investments                                           54,995             13,972
                                                                    ------------       ------------
         Total Interest-Earning Assets                                 7,735,489          7,124,564
     Non-interest earning assets:
         Cash and due from banks                                         257,555            244,949
         Premises and equipment                                          123,372            123,220
         Other assets                                                    238,132            227,330
         Less: Allowance for loan losses                                 (72,972)           (72,441)
                                                                    ------------       ------------
         Total Assets                                               $  8,281,576       $  7,647,622
                                                                    ============       ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
     Interest-bearing liabilities:
         Demand deposits                                            $  1,049,624       $    820,944
         Savings deposits                                              1,535,872          1,455,128
         Time deposits                                                 2,512,211          2,604,909
                                                                    ------------       ------------
         Total Interest-Bearing Deposits                               5,097,707          4,880,981

         Short-term borrowings                                           611,447            385,296
         Long-term debt                                                  540,906            463,706
                                                                    ------------       ------------
         Total Interest-Bearing Liabilities                            6,250,060          5,729,983

     Noninterest-bearing liabilities:
         Demand deposits                                               1,071,184          1,000,248
         Other                                                            95,690            103,531
                                                                    ------------       ------------
         Total Liabilities                                             7,416,934          6,833,762

     Shareholders' equity                                                864,642            813,860
                                                                    ------------       ------------
         Total Liabilities and Shareholders' Equity                 $  8,281,576       $  7,647,622
                                                                    ============       ============

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
-----------------------------------------
     Loans and leases                                                       6.46%              7.12%
     Taxable investment securities                                          4.29%              5.69%
     Tax-exempt investment securities                                       4.24%              4.40%
     Equity securities                                                      3.49%              4.15%
     Short-term investments                                                 4.94%              2.21%
                                                                    ------------       ------------
              Total Interest-Earning Assets                                 5.78%              6.71%
                                                                    ============       ============

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
---------------------------------------------
     Demand deposits                                                        0.63%              0.63%
     Savings deposits                                                       0.76%              1.15%
     Time deposits                                                          3.42%              4.39%
     Short-term borrowings                                                  1.16%              1.59%
     Long-term debt                                                         5.31%              5.58%
                                                                    ------------       ------------
              Total Interest-Bearing Liabilities                            2.24%              2.94%
                                                                    ============       ============

NET INTEREST MARGIN (FTE)                                                   4.06%              4.44%
                                                                    ============       ============

FULTON FINANCIAL CORPORATION
LOAN QUALITY INFORMATION (UNAUDITED)

                                                                 Quarter Ended
                                                                   March 31
                                                         ----------------------------
                                                           2003                2002
                                                         ---------           --------
                                                                 (in thousands)
     Gross Charge-offs                                    $  3,948           $  3,528
     Recoveries                                                979                959
                                                          --------           --------
         Net Charge-offs                                  $  2,969           $  2,569
                                                          ========           ========

     Net Charge-offs to average loans                         0.22%              0.19%
                                                          --------           --------

     Non-Accrual Loans                                    $ 25,686           $ 22,054
     Accruing Loans 90+ Days Overdue                        10,676             10,870
     Other Real Estate Owned                                   757              1,718
                                                          --------           --------
         Total Non-Performing Assets                      $ 37,119           $ 34,642
                                                          ========           ========

     Non-accrual loans to total loans                         0.49%              0.41%
     Non-performing assets to total loans and OREO            0.70%              0.65%
     Non-performing assets to total assets                    0.44%              0.44%
     Allowance to Loans                                       1.36%              1.34%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                                                          Quarter Ended
                                                 -------------------------------
                                                   March 31         December 31
                                                    2003                2002
                                                 -----------      --------------
                                                         (in thousands)
Interest Income:
     Loans, including fees                        $ 85,112           $ 89,340
     Investment securities:
         Taxable                                    20,734             21,836
         Tax-exempt                                  2,520              2,474
         Dividends                                   1,148              1,095
     Other interest income                             670                701
                                                  --------           --------
         Total Interest Income                     110,184            115,446

Interest Expense:
     Deposits                                       25,707             29,627
     Short-term borrowings                           1,753              1,518
     Long-term debt                                  7,086              6,958
                                                  --------           --------
         Total Interest Expense                     34,546             38,103
                                                  --------           --------
         Net Interest Income                        75,638             77,343
     Provision for Loan Losses                       2,835              2,070
                                                  --------           --------
         Net Interest Income after Provision        72,803             75,273

Other Income:
     Investment management & trust services          8,343              7,481
     Service charges on deposit accounts             9,216              9,912
     Other service charges and fees                  4,586              4,672
     Mortgage banking income                         5,951              5,283
     Investment securities gains                     2,229              2,945
     Other                                           1,340                688
                                                  --------           --------
         Total Other Income                         31,665             30,981

Other Expenses:
     Salaries and employee benefits                 33,320             32,354
     Net occupancy expense                           5,080              4,594
     Equipment expense                               2,680              2,921
     Data processing                                 2,864              2,787
     Intangible amortization                           359                760
     Other                                          11,579             14,115
                                                  --------           --------
         Total Other Expenses                       55,882             57,531
                                                  --------           --------
         Income Before Income Taxes                 48,586             48,723
     Income Taxes                                   14,543             14,816
                                                  --------           --------
         Net Income                               $ 34,043           $ 33,907
                                                  ========           ========

FULTON FINANCIAL CORPORATION
PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

                                                      Quarter Ended
                                             ----------------------------------
                                               March 31         December 31
                                                2003                2002
                                             ---------------  -----------------
PER-SHARE INFORMATION:
---------------------
     Net income:
         Basic                                 $    0.34          $    0.33
         Diluted                                    0.34               0.33

     Cash Dividends                            $   0.150          $   0.150
     Book Value                                     8.59               8.54
     Tangible Book Value                            7.88               7.83

     Weighted average shares (basic)             100,878            101,351
     Weighted average shares (diluted)           101,558            101,931
     Shares outstanding, end of period           100,569            101,106

FINANCIAL RATIOS:
----------------
     Return on Average Assets                       1.67%              1.65%
     Return on Average Equity                      15.97%             15.84%
     Net Interest Margin                            4.06%              4.17%
     Efficiency Ratio                               51.7%              52.7%
     Average Equity to Average Assets               10.4%              10.4%

FULTON FINANCIAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

                                                                      Quarter Ended
                                                              ---------------------------------
                                                                 March 31         December 31
                                                                   2003              2002
                                                              --------------  -----------------
ASSETS                                                                  (In thousands)
------
     Interest-earning assets:
         Loans and leases                                       $ 5,346,978        $ 5,333,135
         Taxable investment securities                            1,959,036          1,859,278
         Tax-exempt investment securities                           241,180            233,457
         Equity securities                                          133,300            125,955
         Short-term investments                                      54,995             59,930
                                                                -----------        -----------
         Total Interest-Earning Assets                            7,735,489          7,611,755

     Non-interest earning assets:
         Cash and due from banks                                    257,555            266,969
         Premises and equipment                                     123,372            123,138
         Other assets                                               238,132            243,776
         Less: Allowance for loan losses                            (72,972)           (73,265)
                                                                -----------        -----------
         Total Assets                                           $ 8,281,576        $ 8,172,373
                                                                ===========        ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
     Interest-bearing liabilities:

         Demand deposits                                        $ 1,049,624        $ 1,032,170
         Savings deposits                                         1,535,872          1,546,858
         Time deposits                                            2,512,211          2,583,932
                                                                -----------        -----------
         Total Interest-Bearing Deposits                          5,097,707          5,162,960

         Short-term borrowings                                      611,447            461,467
         Long-term debt                                             540,906            526,902
                                                                -----------        -----------
         Total Interest-Bearing Liabilities                       6,250,060          6,151,329

     Noninterest-bearing liabilities:
         Demand deposits                                          1,071,184          1,071,894
         Other                                                       95,690             99,716
                                                                -----------        -----------
         Total Liabilities                                        7,416,934          7,322,939

     Shareholders' equity                                           864,642            849,434
                                                                -----------        -----------
         Total Liabilities and Shareholders' Equity             $ 8,281,576        $ 8,172,373
                                                                ===========        ===========


AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
------------------------------------------
     Loans and leases                                                  6.46%              6.65%
     Taxable investment securities                                     4.29%              4.66%
     Tax-exempt investment securities                                  4.24%              4.20%
     Equity securities                                                 3.49%              3.45%
     Short-term investments                                            4.94%              4.64%
                                                                -----------        -----------
              Total Interest-Earning Assets                            5.78%              6.02%
                                                                ===========        ===========

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
----------------------------------------------
     Demand deposits                                                   0.63%              0.79%
     Savings deposits                                                  0.76%              0.95%
     Time deposits                                                     3.42%              3.66%
     Short-term borrowings                                             1.16%              1.31%
     Long-term debt                                                    5.31%              5.24%
                                                                -----------        -----------
              Total Interest-Bearing Liabilities                       2.24%              2.46%
                                                                ===========        ===========

NET INTEREST MARGIN (FTE)                                              4.06%              4.17%
                                                                ===========        ===========

FULTON FINANCIAL CORPORATION
LOAN QUALITY INFORMATION (UNAUDITED)

                                                                Quarter Ended
                                                         ----------------------------
                                                        March 31          December 31
                                                          2003               2002
                                                       -----------        -----------
                                                                   (in thousands)
     Gross Charge-offs                                   $  3,948          $   3,810
     Recoveries                                               979                971
                                                         --------          ---------
         Net Charge-offs                                 $  2,969          $   2,839
                                                         ========          =========

     Net Charge-offs to average loans                        0.22%              0.21%
                                                         --------          ---------

     Non-Accrual Loans                                   $ 25,686          $  24,090
     Accruing Loans 90+ Days Overdue                       10,676             14,095
     Other Real Estate Owned                                  757                938
                                                         --------          ---------
         Total Non-Performing Assets                     $ 37,119          $  39,123
                                                         ========          =========

     Non-accrual loans to total loans                        0.49%              0.45%
     Non-performing assets to total loans and OREO           0.70%              0.74%
     Non-performing assets to total assets                   0.44%              0.47%
     Allowance to Loans                                      1.36%              1.35%